Exhibit 10.12

EXECUTION VERSION

Dated as of December 8, 2017

MAGELLAN ACQUISITION LIMITED,
as Borrower

the PURCHASERS party hereto,

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Administrative Agent,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Security Trustee

NOTE PURCHASE AGREEMENT

[FLY 2017A TERM LOAN]

- i -

NOTE PURCHASE AGREEMENT [FLY 2017A TERM LOAN] (this "Agreement") dated as of December 8, 2017, between MAGELLAN ACQUISITION LIMITED, a company incorporated under the laws of Bermuda (the "Borrower"); WELLS FARGO BANK, NATIONAL ASSOCIATION, as Security Trustee (the "Security Trustee"); THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as administrative agent (the "Administrative Agent"); and the PURCHASERS party hereto.

The parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.         Defined Terms.

(a)           Terms Generally.  Unless otherwise defined herein, terms defined in Article I of that certain Facility Agreement dated as of December 8, 2017 among the Borrower, the Subsidiary Guarantors party thereto, the Administrative Agent, the Security Trustee and the Lenders party thereto (the "Facility Agreement") and used herein shall have the meanings given to them in the Facility Agreement.

(b)           Interpretation.  Sections 1.03 and 1.04 of the Facility Agreement are incorporated herein mutatis mutandis.

ARTICLE II

THE CREDIT

Section 2.01.         The Commitments; Global Notes and Advances.

(a)           The Commitments.  The Commitments of the Purchasers are as provided in Section 2.01 of the Facility Agreement.

(b)           The Global Notes and Advances.  On the terms and conditions of this Agreement and the Facility Agreement, (i) the Borrower agrees to authorize and issue, for sale to the Purchasers on the Effective Date, the Global Notes to be issued on such date in the amount of such Purchaser's Commitment; (ii) each Purchaser severally agrees to purchase the Global Note to be issued to it in consideration of the Commitment of such Purchaser; and (iii) each Purchaser agrees to make Advances evidenced by such Global Note to the Borrower on the Effective Date, in an amount equal to its Commitment. No Purchaser shall be obligated to make Advances in excess of its Commitment.

Section 2.02.         Advances and Drawdowns.  The failure of any Purchaser to make any Advance required to be made by it shall not relieve any other Purchaser of its obligations hereunder; provided that all obligations of the Purchasers hereunder are several and no Purchaser shall be responsible for any other Purchaser's failure to make Advances or take any other action as required hereunder.

Section 2.03.         Notice of Drawdown.

(a)           Notice by the Borrower.  The Borrower shall notify the Administrative Agent of the proposed issuance by telephone or e-mail not later than 11:00 a.m., New York City time, three Business Days before the Effective Date.  The telephonic or electronic Notice of Drawdown shall be irrevocable and shall be confirmed promptly by hand delivery, telecopy or email to the Administrative Agent of a written Notice of Drawdown substantially in the form attached as Exhibit B of the Facility Agreement and signed by the Borrower.

(b)           Content of Notice of Drawdown.  The Notice of Drawdown shall specify the following information and be in substantially the form attached as Exhibit B to the Facility Agreement:

(i)            the aggregate amount of the proposed Drawdown (which amount shall equal the aggregate amount of the Purchasers' Commitments); and

(ii)           the date of such Drawdown, which shall be a Business Day.

(c)           Notice by the Administrative Agent to the Purchasers.  Promptly following receipt of a Notice of Drawdown in accordance with this Section the Administrative Agent shall advise each Purchaser of the details thereof and of the amount of such Purchaser's Advance with respect to the applicable Global Note to be made as part of the proposed Drawdown on the Effective Date.

Section 2.04.         Funding of Advances.  In connection with the Drawdown, each Purchaser shall make an Advance in an amount equal to its Commitment on the Effective Date by wire transfer of immediately available funds by 11:00 a.m., New York City time, to the account of the Security Trustee most recently designated by it for such purpose by notice to the Purchasers.  The Security Trustee will make such Advances available to the Borrower by promptly crediting the amounts so received, in like funds, to the Funding Account.

Section 2.05.         [Reserved].

Section 2.06.         Repayment of Notes; Evidence of Debt.

(a)           Repayment.  The Borrower hereby unconditionally promises to pay to the Security Trustee for account of the Purchasers and, in the case of clause (ii) below, the Banks:

(i)            the outstanding principal amount of the Advances on the Maturity Date (or such earlier date as may be required by the terms of this Agreement); and

(ii)           without duplication of amounts payable under Section 2.06(a)(i) of the Credit Agreement, on each Payment Date the Required Principal Payment Amount due on such date.

(b)           Manner of Payment.  All repayments shall be applied as provided in Section 2.03 or Section 2.08 of the Facility Agreement, as applicable.

(c)           Maintenance of Records by Purchasers.  Each Purchaser shall maintain in accordance with its usual practice records evidencing the indebtedness of the Borrower to such Purchaser resulting from the Advance made by such Purchaser, including the amounts of the Advance made by it and the amounts of principal and interest payable and paid to such Purchaser with respect to such Advance from time to time hereunder.  Such records may be endorsed on (or attached to) a Purchaser's Global Note, but, upon any transfer of a Global Note, shall be so endorsed and attached.

(d)           Maintenance of Records by the Administrative Agent and the Security Trustee.  The Administrative Agent shall maintain records in which it shall record the amount of each Advance made hereunder and each Interest Period therefor.  The Security Trustee shall also maintain records in which it shall record (i) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Purchaser hereunder and (ii) the amount of any sum received by the Security Trustee hereunder for account of the Purchasers and each Purchaser's share thereof.

(e)           Effect of Entries.  The entries made in the records maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Purchaser, the Security Trustee, or the Administrative Agent to maintain such records or any error therein shall not in any manner affect the obligation of the Borrower to repay the Advances evidenced by the applicable Global Note in accordance with the terms of this Agreement.  In the event of any conflict between the records of the Administrative Agent, the records of the Security Trustee and the records of each Purchaser, the records of the Security Trustee shall control.

Section 2.07.         Interest.

(a)           Advances.  Except as otherwise provided herein, the Advances shall bear interest at the Interest Rate.  For the purposes of this Note Purchase Agreement and the Advances made pursuant hereto, "Interest Rate" shall mean the per annum fixed rate determined by the Purchaser and consented to by the Borrower being the Swap Rate plus the Applicable Margin plus 0.10% per annum. The Interest Rate shall be specified on the face of the Global Note.

(b)          Aggregated Default Interest.  At any time during which a Default or an Event of Default, in either case pursuant to Section 8.01(a) of the Facility Agreement has occurred and is continuing, the Advances shall bear additional interest (in addition to the interest payable pursuant to clause (a) above (if any) on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the Default Margin (all such Default Margin interest owing on any Advance, the "Aggregated Default Interest").  Such accrued interest shall be aggregated on the last day of such Interest Period, accrue interest at the Aggregated Default Interest Rate and shall be deemed "Aggregated Default Interest."  Aggregated Default Interest and the interest thereon shall be distributed in accordance with Section 2.08 of the Facility Agreement.

(c)          [Reserved].

(d)          Payment of Interest.  Accrued interest on each Advance shall be payable in arrears on each Payment Date; provided that in the event of any repayment or prepayment of any Advance, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

(e)          Computation.  All interest hereunder and under the Facility Agreement, as applicable, shall be computed on the basis of a year of twelve 30 day months.  The applicable Interest Rate shall be determined by the initial Purchasers, and such determination shall be conclusive absent manifest error.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF
THE BORROWER GROUP COMPANIES

Section 3.01.         Co-operation with Ratings Agencies.  From the date hereof until the principal and interest on each Global Note and all fees payable hereunder have been paid in full, each of the Borrower Group Companies covenants and agrees with the Purchasers that, so long as no additional risk is incurred by any of them as a result thereof, the Borrower agrees, at the cost and expense of any Purchaser, to (and the Borrower shall cause (from and after the Effective Date) each Borrower Group Company to) cooperate to provide to any Rating Agency whose rating is being sought by such Purchaser on the applicable Global Note, such information as such Rating Agency (acting through such Purchaser) may reasonably request, and otherwise reasonably cooperate with such Purchaser to procure such a rating (it being understood that the Borrower has no obligation to obtain a rating on the applicable Global Note), so long as no non-public information concerning the Borrower and the Borrower Group Companies (other than the Basic Documents and the Aircraft) and/or any Aircraft Lease Document shall be submitted to the applicable Rating Agency without the prior consent of the Guarantor, any disclosure relating to the Borrower, the Guarantor and the Borrower Group Companies shall be limited to the information made publicly available by the Guarantor and no disclosure of confidential information is to made by or is required to be provided to the applicable Rating Agency.

Section 3.02.         Securities Act.  Subject to the accuracy of the representations and warranties of the Purchasers pursuant to Article IV of this Agreement, none of the transactions contemplated by this Agreement or the Facility Agreement (including, without limitation, the use of the proceeds from the issuance of Global Notes) will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended.  Subject to the accuracy of the representations and warranties of the Purchasers pursuant to Article IV of this Agreement, neither the Borrower nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of a Global Note to the registration requirements of Section 5 of the Securities Act.  .

ARTICLE IV

REPRESENTATIONS AND WARRANTIES AND
AGREEMENTS OF THE PURCHASERS

Each Purchaser from time to time, by its acceptance of a Global Note and by its making of Advances evidenced by such Global Note, represents and warrants to the Borrower and the Security Trustee that:

(a)           This Agreement has been duly authorized, executed and delivered by a person who is duly authorized to execute and deliver this Agreement on its behalf.  Each Purchaser when acting on behalf of its accounts, has been duly authorized and empowered by its accounts to enter into and perform its obligations under this Agreement.

(b)           It is both a "qualified institutional buyer" of the type referred to in paragraph (a)(1)(i)(A), (B), (D) or (E) of Rule 144A under the Securities Act and an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act.

(c)           It (or as fiduciary for one or more investor accounts) is purchasing the relevant Global Note (and making the Advances evidenced by such Global Note) either (i) for investment purposes and not with a view to, or for offer or sale in connection with, any distribution or resale of such Global Note, or (ii) with a view to reselling all or a portion of such Global Note (or a portion of the Advances evidenced by such Global Note) to another investor who represents pursuant to an Assignment and Acceptance that it is purchasing such Global Note (or such portion of the Advances evidenced by such Global Note) for investment purposes and not with a view to, or for offer or sale in connection with, any distribution or resale of such Global Note (or such portion of the Advances evidenced by such Global Note).

(d)           It is not purchasing such Global Note (and making the Advances evidenced by such Global Note) as a result of or subsequent to any "general solicitation" or "general advertising," as such terms are used in Rule 502(c) of Regulation D under the Securities Act, including any advertisement, article, notice or other communication published in any newspaper, magazine, website or similar media or broadcast over television, radio or internet, or presented at any seminar or general meeting, or any solicitation by any person not previously known to it.

(e)           It acknowledges that (i) such Global Note has not been registered under the Securities Act or any other applicable securities law and are being offered for sale to such Purchasers in reliance upon the private offering exemption contained in Section 4(a)(2) of the Securities Act, (ii) the Borrower does not have an intention or obligation to register such Global Note and (iii) no Person may offer, sell or otherwise transfer such Global Note except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom, or in a transaction not subject thereto, and in each case in compliance with the conditions for transfer set forth in Section 5.02 hereof.

(f)            It acknowledges that the Global Notes until the Resale Restriction Termination Date will bear a legend to the following effect unless otherwise agreed by the Borrower and the Holder thereof:

THIS GLOBAL NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS.  BY ITS ACQUISITION OR ACCEPTANCE OF THIS GLOBAL NOTE OR AN INTEREST HEREIN, THE HOLDER AGREES THAT IT WILL NOT, PRIOR TO THE RESALE RESTRICTED TERMINATION DATE REOFFER, SELL, ASSIGN, TRANSFER, PLEDGE, ENCUMBER OR OTHERWISE DISPOSE OF THIS GLOBAL NOTE OR ANY INTEREST HEREIN EXCEPT (A) TO A QUALIFIED INSTITUTIONAL BUYER, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND THE HOLDER OF THIS GLOBAL NOTE OR AN INTEREST HEREIN FURTHER AGREES THAT SHOULD IT REOFFER, SELL, ASSIGN, TRANSFER, PLEDGE, ENCUMBER OR OTHERWISE DISPOSE OF THIS GLOBAL NOTE OR ANY INTEREST HEREIN THE HOLDER WILL DELIVER TO EACH PERSON TO WHOM THIS GLOBAL NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.  IN CONNECTION WITH ANY REOFFER, SALE, ASSIGNMENT, TRANSFER, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION OF THIS GLOBAL NOTE OR ANY INTEREST HEREIN PURSUANT TO CLAUSE (C) ABOVE PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, THE HOLDER WILL SUBMIT THIS GLOBAL NOTE, TOGETHER WITH SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE BORROWER MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSACTION IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE INITIAL HOLDER OF THIS GLOBAL NOTE BY ITS ACCEPTANCE HEREOF REPRESENTS THAT IT IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT.

BY ITS ACQUISITION AND HOLDING OF THIS GLOBAL NOTE THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND AGREED THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE FIDUCIARY RESPONSIBILITY REQUIREMENT OF TITLE I OF U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A "PLAN" OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF SUCH EMPLOYEE BENEFIT PLAN OR PLAN'S INVESTMENT IN THE ENTITY, OR A GOVERNMENTAL, NON-U.S., CHURCH OR OTHER PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE, LOCAL, NON U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAWS"), OR (II) THE PURCHASE, HOLDING AND DISPOSITION OF THIS SECURITY WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S., CHURCH OR OTHER PLAN, A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

(g)          It acknowledges that the preceding restrictions apply to the holder of beneficial interests in such Global Note as well as to the Holder of such Global Note.

(h)          It acknowledges that the Security Trustee will not be required to accept for registration or transfer any Global Notes acquired by it, except upon presentation of evidence satisfactory to the Borrower, the Administrative Agent and the Security Trustee that the restrictions set forth in Section 5.02 hereof have been complied with and it agrees that it will give to each person to whom it transfers such Global Notes notice of any restrictions on transfers of such Global Note.

(i)            It acknowledges that the Borrower, the other Borrower Group Companies, the Guarantor, the Security Trustee and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements in this Article IV and agree that if any of the acknowledgements, representations and agreements in this Article IV deemed to have been made by its purchase of such Global Note are no longer accurate, it shall promptly notify the Borrower and the Security Trustee.  If it is acquiring such Global Note as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the acknowledgements, representations and agreements in this Article IV on behalf of each account and that each such investor account is eligible to purchase such Global Note.

(j)            It represents, warrants and agrees, and each subsequent transferee of such Global Note will be deemed to have represented, warranted and agreed, either that:  (i) it is not an employee benefit plan or arrangement subject to the fiduciary responsibility requirement of ERISA, a Plan or arrangement subject to Section 4975 of the Code, or an entity whose underlying assets include plan assets by reason of such employee benefit plan or plan's investment in the entity, or a governmental, non-U.S., church or other plan which is subject to any federal, state, local, non U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code ("Similar Laws"), or (ii) its acquisition, holding and disposition of such Global Note will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or in the case of a governmental, non U.S., church or other plan, a violation under any applicable Similar Laws.

(k)           It represents and warrants that it has been furnished with all materials that it considers relevant to its Commitment, has had a full opportunity to ask questions of and receive answers from the Guarantor or any person or persons acting on behalf of the Guarantor concerning the terms and conditions of such funding and no statement which is contrary to the disclosure documents has been made or given to it by or on behalf of the Guarantor (or such other person), and it is not relying upon, and has not relied upon, any statement, representation or warranty made by any other person, except for the statements, representations and warranties contained in this Agreement and the other Financing Documents.

(l)            It represents that it is a Qualifying Person as of the date hereof or on the date it becomes a Purchaser hereunder (as the case may be), and each Purchaser agrees not to take any action to cause itself to cease to be a Qualifying Person for the duration of this Agreement, except as may be required by a change in Applicable Law occurring after the date it becomes a Purchaser under this Agreement, upon which time it shall promptly (but in no event more than five Business Days following such occurrence) notify the Borrower that it ceases to be a Qualifying Person.

ARTICLE V

MISCELLANEOUS

Section 5.01.         Incorporated Provisions.  Sections 10.01 through 10.14 and Section 10.20 of the Facility Agreement are incorporated herein mutandis mutatis.

Section 5.02.         Successors and Assigns.

(a)           Assignments by Purchasers.  (i)  Subject to the conditions set forth in paragraph (a)(ii) below, any Purchaser (or Holder) may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the applicable Global Note (and the Advances evidenced by the Global Note) at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A)          the Borrower, provided that if an Event of Default has occurred and is continuing, no consent of the Borrower shall be required, except that the Borrower shall have the right to object to and prohibit any proposed assignment that would cause the Borrower to violate Applicable Law, provided further that any required consent of the Borrower pursuant to this subparagraph (A) shall not be unreasonably withheld or delayed; and

(B)          the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment to a Purchaser, the Guarantor, an Affiliate of a Purchaser or the Guarantor, or an Approved Fund.

(ii)           So long as no Event of Default has occurred and is continuing, the Purchaser shall give written notice of such proposed assignment pursuant to the above paragraph (a)(i) to the Borrower and Guarantor no less than five Business Days in advance of such assignment, and the Guarantor, the Servicers, any investment vehicle managed by the Servicers and their respective Affiliates shall, for a period of five Business Days from the date that such notice was received by the Borrower and Guarantor, have a right to elect, by giving notice in writing to such Purchaser of such election, to purchase the rights and obligations so being assigned for the same or substantially equivalent economic consideration and otherwise on substantially the same terms on which such Purchaser proposed to make such assignment, which such purchase shall be consummated within five Business Days after notice to such Purchaser that the Guarantor or such other Person as is permitted hereunder has elected to exercise such right; provided that any Purchaser that is the Guarantor, a Servicer, or an Affiliate of the Guarantor or any Servicer shall be excluded for purposes of making a determination requiring a vote of the Purchasers pursuant to the Facility Agreement and the other Financing Documents; and

(iii)          Assignments shall be subject to the following additional conditions:

(A)          except in the case of an assignment to a Purchaser, the Guarantor, an Affiliate of a Purchaser or the Guarantor, or an Approved Fund or an assignment of the entire remaining amount of the assigning Purchaser's (or Holder's) outstanding Note (and Advances evidenced by such Global Note), the amount of the Note (and Advances evidenced by such Global Note) of the assigning Purchaser (or Holder) subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

(B)          the parties to each assignment shall execute and deliver to the Security Trustee (with a copy to the Administrative Agent) an Assignment and Acceptance, together with a processing and recordation fee of $3,500 to the Security Trustee, payable by the assignor or the assignee;

(C)          the assignee, if it shall not be a Purchaser, shall deliver to the Security Trustee and the Administrative Agent an Administrative Questionnaire; and

(D)          each assignment shall be subject to the assignee's making the representations in Article IV hereof as of the date of such assignment and shall otherwise comply with the requirements of Article IV.

(iv)          Subject to acceptance and recording thereof pursuant to paragraph (a)(v) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Purchaser (or Holder) under this Agreement (provided no Borrower Group Company shall be obliged to make any payment to such assignee under Section 2.05 of the Facility Agreement in an amount greater than it would have had to make had such assignment not taken place based on applicable laws, rules or regulations existing at the time of such assignment), and the assigning Purchaser (or Holder) thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Purchaser's (or Holder's) rights and obligations under this Agreement, such Purchaser (or Holder) shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.05 of the Facility Agreement and Section 10.03 of the Facility Agreement).  Any assignment or transfer by a Purchaser (or a Holder) of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Purchaser (or Holder) of a participation in such rights and obligations in accordance with paragraph (c) of this Section 5.02.

(v)           The Security Trustee is hereby appointed "Note Registrar" for the purpose of registering Global Notes (and Advances evidenced by such Global Notes) and transfers and exchanges of Global Notes (and Advances evidenced by such Global Notes) as herein provided.  The Security Trustee shall keep, as agent for the Borrower, a register (the "Register") in which the Security Trustee shall provide for the registration of Global Notes (and the Advances evidenced by such Global Notes) and the registration of transfers and exchanges of Global Notes (and Advances evidenced by such Global Notes).  Each Advance evidenced by a Global Note shall be reflected in a Schedule to such Global Note and the Security Trustee shall keep a Record of the Advances made with respect to a particular Global Note; notwithstanding anything else to the contrary in this Agreement, all Advances are scheduled to occur on the Effective Date.  A Holder of any Global Note intending to transfer such Global Note shall surrender such Global Note to the Security Trustee, together with a written request from the Holder thereof (a copy of which shall be delivered concurrently to the Borrower) for the issuance of a new Global Note, specifying the name and address of the new Holder or Holders.  Upon surrender for registration of transfer of any Global Note, the Borrower shall execute and deliver, in the name of the designated transferee or transferees, one or more new Global Notes of a like aggregate principal amount.  At the option of any Holder, a Global Note may be exchanged for another Global Note of any authorized denominations of a like aggregate principal amount, upon surrender of the Global Note to be exchanged by the Security Trustee.  Whenever any Global Note is so surrendered for exchange, the Borrower shall execute and deliver the Global Note which the Holder making the exchange is entitled to receive.  All Global Notes issued upon any registration of transfer or exchange of Global Notes (whether under this Section 5.02 or otherwise under this Agreement) shall be the valid obligations of the Borrower evidencing the same respective obligations, and entitled to the same security and benefits under this Agreement and the Security Agreement, as the Global Notes surrendered upon such registration of transfer or exchange.  Every Global Note presented or surrendered for registration of transfer shall (if so required by the Security Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Security Trustee duly executed by the Holder.  The Security Trustee shall make a notation on each new Global Note of the amount of all principal payments previously made on the old Global Note with respect to which such new Global Note is issued and the date to which interest on such old Note has been paid.  Interest shall be deemed to have been paid on such new Global Note to the date on which interest shall have been paid on such old Global Note, and all payments and prepayments of the applicable principal amount marked on such new Global Note, as provided above, shall be deemed to have been made thereon.  The Security Trustee will promptly notify the Borrower and the Administrative Agent of each registration of a transfer of a Global Note.  Notwithstanding the foregoing, no transfer of a Global Note shall be made hereunder unless (A) the transferring Holder shall give prior or contemporaneous notice to the Borrower of such transfer, which notice shall identify the proposed new Holder and provide contact information for such Holder and (B) the proposed new Holder shall make the representations and acknowledgments of a Purchaser under Article IV and accept all the terms and conditions applicable to a Purchaser and Holder of a Global Note under the terms of this Agreement, the Facility Agreement, the Security Agreement and the Global Notes, including, but not limited to, Article IV, to and for the benefit of the Borrower.

(vi)          Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Purchaser (or Holder) and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Purchaser hereunder), the processing and recordation fee referred to in paragraph (a) of this Section and any written consent to such assignment required by paragraph (a) of this Section, the Security Trustee shall accept such Assignment and Acceptance and record the information contained therein in the Register.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph and a copy thereof furnished to the Security Trustee (together with the related Administrative Questionnaire). The Security Trustee may also require the assigning Purchaser (or holder) to deliver to the Agent:

(A)          a certificate of an officer of the proposed assignee or transferee reasonably satisfactory to the Security Trustee certifying that the proposed assignee or transferee is an “exempt recipient” described in US Treasury Regulations Section 1.6045-1(c)(3)(i)(B);

(B)          if the proposed assignee or transferee is not able to provide certificate described in subclause (A) above;

(1)          all information reasonably requested by the Security Trustee and reasonably necessary to enable the Security Trustee to comply with its information reporting obligations under Section 6045 of the Code and US Treasury Regulations Section 1.6045-1 with respect to the proposed assignment or transfer;

(2)          any statement which the assigning Purchaser (or holder) is required by US Treasury Regulations Section 1.6045A-1 to deliver to the Security Trustee with respect to the proposed assignment or transfer.

(vii)         If any Global Note shall become mutilated, destroyed, lost or stolen, the Borrower shall, upon the written request of the Holder of such Global Note and upon delivery of a bond or indemnity in favor of the Security Trustee and the Borrower and in such form and amount as shall be reasonably satisfactory to the Security Trustee and the Borrower, or in the event of such mutilation upon surrender and cancellation of such Global Note (in the event that the mutilated note is not recognizable as a Global Note, then an indemnity shall be required rather than a bond), make and deliver such new Global Note, of like tenor of the same outstanding aggregate principal amount and terms, in lieu of such lost, stolen, destroyed or mutilated Global Note.  If the Global Note being replaced has become mutilated, such Global Note shall be surrendered to the Security Trustee and a photocopy thereof shall be furnished to the Borrower.  In connection with the issuance of any new Global Note under this Section 5.02(a)(vii), the Security Trustee shall require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Security Trustee) connected therewith.

(viii)        The Security Trustee is not required to demand presentment or surrender of any Global Note prior to receipt of final payment on such Global Note.  On demand from the Security Trustee, and final payment of any Global Note, the Holder of such Global Note shall surrender such Global Note to the Security Trustee for cancellation.  All such surrendered and cancelled Global Notes held by the Security Trustee shall be destroyed.

(b)           Any Purchaser (or Holder) may, without the consent of the Borrower, the Security Trustee or the Administrative Agent, sell participations to one or more Eligible Assignees (a "Participant") in all or a portion of such Purchaser's (or Holder's) rights and obligations under this Agreement and the other Financing Documents (including all or a portion of the applicable Global Note (and Advances evidenced by such Global Note) owing to it); provided that (A) such Purchaser's obligations under this Agreement and the other Financing Documents shall remain unchanged, (B) such Purchaser (or Holder) shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Security Trustee and the other Purchasers shall continue to deal solely and directly with such Purchaser in connection with such Purchaser's (or Holder's) rights and obligations under this Agreement and the other Financing Documents.  Any agreement or instrument pursuant to which a Purchaser (or Holder) sells such a participation shall provide that such Purchaser (or Holder) shall retain the sole right to enforce this Agreement and the other Financing Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Financing Document; provided that such agreement or instrument may provide that such Purchaser will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) of the Facility Agreement that affects such Participant.  Subject to Section 5.02(c), the Borrower agrees that each Participant shall be entitled to the benefits of Section 2.05 of the Facility Agreement to the same extent as if it were a Purchaser and had acquired its interest by assignment pursuant to this paragraph (b).  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 of the Facility Agreement as though it were a Purchaser, provided that such Participant agrees to be subject to Section 2.06(d) of the Facility Agreement as though it were a Purchaser.  All amounts payable by the Borrower, the Guarantor or any Borrower Group Company to any Purchaser (or Holder) under any of the Basic Documents hereof in respect of the Global Note (and the Advances evidenced by such Global Note) held by it, including without limitation amounts in respect of Taxes, shall be no greater than the amounts that would have been payable if such Purchaser had not sold or agreed to sell any participations in such Global Note (and the Advances evidenced by such Global Note), and as if such Purchaser (or Holder) were funding each of such Global Note (and the Advances evidenced by such Global Note) in the same way that it is funding the portion of such Global Note (and the Advances evidenced by such Global Note) in which no participations have been sold.

(c)           Any Purchaser may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Purchaser, to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank.  No such pledge or assignment shall release the assigning Purchaser from any of its obligations hereunder.

Section 5.03.         Consent and Direction.  By its signature below, each of the Purchasers, collectively constituting 100% of the Purchasers, hereby consents to the terms of this Agreement and directs the Administrative Agent to consent to the terms of this Agreement and to direct the Security Trustee to execute this Agreement and take any and all further action necessary or appropriate to give effect to the transactions contemplated hereby.  In reliance on the immediately preceding sentence, by its signature below, the Administrative Agent hereby consents to the terms of this Agreement and directs the Security Trustee to execute this Agreement and to take any and all further action necessary or appropriate to give effect to the transactions contemplated thereby.  The rights, protections, immunities and indemnities afforded to the Security Trustee pursuant to the Facility Agreement are hereby incorporated in this Agreement as though explicitly set forth herein.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MAGELLAN ACQUISITION LIMITED,
as Borrower

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Security Trustee

By:
Name:
Title:

NEW YORK LIFE INSURANCE COMPANY,
as a Purchaser

By:
Name:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,
as a Purchaser

By:	NYL Investors LLC, its Investment Manager

By:
Name:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C),
as a Purchaser

By:	NYL Investors LLC, its Investment Manager

By:
Name:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3),
as a Purchaser

By:	NYL Investors LLC, its Investment Manager

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, A
BANKING CORPORATION ORGANIZED
UNDER THE LAWS OF NEW YORK, NOT
IN ITS INDIVIDUAL CAPACITY BUT
SOLELY AS TRUSTEE UNDER THAT
CERTAIN TRUST AGREEMENT DATED AS
OF JULY 1ST, 2015 BETWEEN NEW YORK
LIFE INSURANCE COMPANY, AS
GRANTOR, JOHN HANCOCK LIFE
INSURANCE COMPANY (U.S.A.), AS
BENEFICIARY, JOHN HANCOCK LIFE
INSURANCE COMPANY OF NEW YORK,
AS BENEFICIARY  AND THE BANK OF
NEW YORK MELLON, AS TRUSTEE,

as a Purchaser

By:	New York Life Insurance Company, its attorney-in-fact

By:
Name:
Title: